UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 1, 2006

THE PENN TRAFFIC COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-9930	25-0716800
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1200 State Fair Boulevard
Syracuse, New York	13221-4737
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (315) 453-7284

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        OTHER EVENTS.

On June 1, 2006, The Penn Traffic Company issued the press release that is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item.

Item 9.01.              FINANCIAL STATEMENTS AND EXHIBITS.

(c) The following is attached as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Press Release dated
June 1, 2006

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2006
THE PENN TRAFFIC COMPANY

	By:	/s/ FRANCIS D. PRICE, JR.
Francis D. Price, Jr.
Vice President

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated
June 1, 2006